UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        June 4, 2007

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26886	13-4148725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Kensington Centre, 66 Hammersmith Road, London, United Kingdom	W14 8UD
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       011-44-20-7605-7950

(Former name or former address, if changed since last report.)

Medicsight, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01.                    Other Events

On June 4, 2007, Medicsight PLC, MGT Capital Investments, Inc’s majority owned subsidiary announced its intention to seek admission of its shares to trade on the AIM market of the London Stock Exchange (“AIM”).  On June 11, 2007, Medicsight PLC published its Pathfinder Admission Document.

ITEM 9.01.        Financial Statements and Exhibits

Press releases dated June 4, 2007 are filed as Exhibit 99.1 and 99.2 to this report on Form 8-K and are incorporated herein by reference.

(d)                              Exhibits

99.1                        Press release

99.2                        Press release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGT CAPITAL INVESTMENTS, INC.

	By:	/s/ TIM PATERSON-BROWN
Tim Paterson-Brown
Chief Executive Officer
Date: June 11, 2007